Exhibit 99.1

Growth Oriented. Community Driven. Trusted and Respected. Investor Presentation January 2020

2 Forward Looking Statements 2 Certain statements herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements may be identified by words such as “believes,” “will,” “would,” “expects,” “project,” “may,” “could,” “developments,” “strategic,” “launching,” “opportunities,” “anticipates,” “estimates,” “intends,” “plans,” “targets” and similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to, the Company’s ability to effectively deploy capital from the second-step capital raise; the Company’s ability to achieve the synergies and value creation contemplated by the Coastway acquisition; adverse conditions in the capital and debt markets and the impact of such conditions on the Company’s business activities; changes in interest rates; competitive pressures from other financial institutions; the effects of general economic conditions on a national basis or in the local markets in which the Company operates, including changes that adversely affect borrowers’ ability to service and repay the Company’s loans; changes in the value of securities in the Company’s investment portfolio; changes in loan default and charge-off rates; fluctuations in real estate values; the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; changes in government regulation; changes in accounting standards and practices; the risk that goodwill and intangibles recorded in the Company’s financial statements will become impaired; demand for loans in the Company’s market area; the Company’s ability to attract and maintain deposits; risks related to the implementation of acquisitions, dispositions, and restructurings; the risk that the Company may not be successful in the implementation of its business strategy; changes in assumptions used in making such forward-looking statements and the risk factors described in the Annual Report on Form 10-K and Quarterly Reports on Form 10-Q as filed with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website, www.sec.gov. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, HarborOne Bancorp, Inc.’s actual results could differ materially from those discussed. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this release. The Company disclaims any obligation to publicly update or revise any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except as required by law.

A Unique New England Banking Franchise


ME
NH
MA
CT
RI
NY
NJ
HarborOne Bank LPO Office
HarborOne Bank Corporate Office
HarborOne Bank Branch Locations
HarborOne Mortgage Corporate Office
HarborOne Mortgage Branch Locations
0
50
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HarborOne Bancorp, Inc. is a bank holding company and the parent of HarborOne Bank, the largest state-chartered co-operative bank in New England.

HarborOne Bank is headquartered in Brockton, MA with 25 full-service branches throughout northeast Massachusetts and Rhode Island and 1 commercial lending office in each of Boston and Providence. HarborOne is a recognized leader in financial and personal enrichment education and innovation through HarborOne U.

HarborOne Mortgage, LLC ("HarborOne Mortgage") is a wholly owned subsidiary of the Bank with over 30 offices in Massachusetts, Rhode Island, New Hampshire, Maine, and New Jersey.

Company Highlights	
Exchange / Ticker:	NASDAQ / HONE
Total Assets:	$4.1 Billion
Total Loans:	$3.2 Billion
Total Deposits:	$2.9 Billion
Market Capitalization:	$642 Million (as of 12/31/19)

HarborOne Bancorp
3

Executing the Vision…The Successful Transition From Credit Union to a Commercial Bank


1917
Brockton Credit Union
2004
HarborOne Credit Union
2013
HarborOne Bank
2015
Acquired Merrimack Mortgage
2016
Minority Stock Offering
2017
Announced Share Repurchase Program
Jan '18
Acquired Cumberland Mortgage
Mar '18
Announced Coastway Acquisition
Apr '18
HarborOne Mortgage Name Change
Oct '18
Closed Coastway Acquisition
Aug '19
Second Step Capital Raise
Nov '19
Open Boston Branch / Expand Boston LPO

Key Accomplishments:

- Built a robust commercial lending engine…from $100MM to $1.6B in 6 years
- Maintained strong asset quality
- Grown a regional mortgage lending business and fee generator
- Expanded deposit funding source through de novo branches and acquisition
- $304MM in new capital to fuel growth and insulate in economic downturn
- When we say it, we do it

HarborOne Bancorp
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5 Committed to the Fundamentals • Focused on organic growth • Ongoing balance sheet transformation to achieve margin stability • Lower cost deposit drivers with focus on commercial and small business funding sources • We win with our people: investments in training, talent acquisition, and retention • Fee growth platforms via commercial, mortgage, cash management • Seasoned and aligned management team and Board that drive results • Courage to exit legacy lines of business that don’t align with our strategy • Maintain our commitment to being an outstanding community leader - Community is in our DNA, from our Foundation contributions to our Caring Crew volunteer programs • Will only consider M&A with a financially attractive opportunity that ensures minimal TBV dilution

6 • Disciplined deployment of capital • Continuation of profitable commercial loan growth (CRE, C&I, small business) • Driving low cost funding through the expansion of new markets (de novo branches) and focus on customer relationships and household growth • Grow Boston: commercial, small business, retail, mortgage • Invest in brand building in the Rhode Island and Boston markets • Extend our successful Rhode Island SBA model into Massachusetts • Expand residential loan offices in Massachusetts and New Jersey • Expand and extend our HarborOne U small business education programming via digital channels 6 Key Priorities Next 12 Months

7 Key Performance Metrics Total Assets ($mm) Total Loans ($mm) Net Interest Margin on FTE Basis Net Interest Income ($m) $2,163 $2,448 $2,685 $3,653 $4,059 2015 2016 2017 2018 2019 $1,743 $1,999 $2,195 $2,986 $3,172 2015 2016 2017 2018 2019 2.61% 2.85% 3.04% 3.22% 3.14% 2015 2016 2017 2018 2019 $52,225 $60,995 $74,348 $88,930 $109,062 2015 2016 2017 2018 2019

8 Strong Capital Position 8 16.2% 15.1% 9.9% 18.7% 16.2% 15.1% 9.9% 18.7% 17.0% 16.0% 11.8% 20.6% 13.2% 12.5% 8.2% 15.3% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 2016 2017 2018 2019 Common equity Tier 1 to risk-weighted assets Tier 1 capital to risk-weighted assets Total capital to risk-weighted assets Tier 1 capital to average assets

9 Loan Mix Total Loans December 2015 $1.7B Total Loans December 2019 $3.2B Doubled total loan balances while transforming the balance sheet and maintaining strong credit quality 35% 52% 13% Residential Commercial Consumer 47% 21% 32% Residential Commercial Consumer

10 10 Strong asset quality is driven by core competencies in both credit and collections discipline Nonperforming Assets to Total Assets Asset Quality Net Charge Offs To Avg. Loans 0.0% 0.5% 1.0% 1.5% 2015 2016 2017 2018 2019 Residential Total Reposssessed Commercial Consumer 1.47% 0.94% 0.69% 0.51% 0.09% 0.05% 0.04% 0.07% 0.04% 0.00% 0.05% 0.10% 0.15% 2015 2016 2017 2018 2019 0.76%

11 Commercial Lending Momentum $26 $44 $117 $162 $154 $70 $101 $110 $277 $306 $265 $496 $655 $934 $1,172 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 2015 2016 2017 2018 2019 Total Commercial Loans ($mm) Construction Commercial Commercial Real Estate CAGR +35% $361 $1,632

12 Apartment Building 54% Office 2% Hotel 18% Industrial 4% Land development 7% Other 15% Apartment Building 11% Flex 8% Hotel 13% Industrial 16% Office 15% Other 20% Retail 17% Diversification Commercial Real Estate $1,172mm Commercial $306mm Construction $154mm Accomodation and Food Services 5% Administrative and Support and Waste Management and Remediation Service 5% Construction 6% Healthcare 13% Manufacturing 7% Mining 2% Other 19% RE Rental &Leasing 25% Retail Trade 4% Transportation and Warehousing 3% Utilities 6% Wholesale trade 5%

13 Retail Banking Launched concept branch with relationship banker model – Stoughton, MA(Q1 2019) & Boston (Q4 2019); Stoughton has exceeded deposit goal ($22MM YTD 12/31/19 vs. $14MM full year goal) Bancography helping us identify new locations, with model that provides for 800 – 2,000 s.f. site options based on opportunity Refined leadership model and goal structure to deliver on customer acquisition and relationship building resulting in YTD growth as of 12/31/19 of $227MM, 10% annualized growth rate Successfully integrated RI Acquisition, aligning functionality and routines Talent management routines focus on promoting internal talent while also recruiting high performing market talent Integrating technology as a fast follower to improve staffing efficiency and customer experience

14 Deposits • Successful business deposit acquisition $100MM+ YTD 12/31/19 • RI deposits +$33.9MM (7.7%*) since the close of the Coastway acquisition October ‘18 • Government deposits have grown from $22 million at 12/31/13 to $287 million at 12/31/19 Total Deposits ($mm) *Excludes brokered deposits as of Oct ‘18 $120 $127 $131 $144 $166 $201 $239 $264 $413 $406 $296 $317 $356 $482 $627 $463 $527 $541 $888 $887 $611 $595 $721 $759 $857 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2015 2016 2017 2018 2019 NOW Accounts Demand Deposits Savings Accounts Cerificate of Deposits Money Market Accounts $2,943 $1,691

15 Retail Network MA MA Market Share Market 2018 2019 Brockton 55.38% 57.64% Easton 19.60% 21.44% Abington 26.12% 27.20% Bridgewater 16.99% 17.84% Middleboro 20.85% 21.20% Canton 18.89% 20.87% Randolph 17.21% 16.46% Attleboro 7.09% 8.15% Plymouth 10.25% 12.60% Raynham 11.27% 11.79% Mansfield 8.27% 10.50% Stoughton n/a 1.01% June 2019 FDIC Data

16 Retail Network RI June 2019 FDIC Data RI Market Share Market 2019 Lincoln 18.03% Warwick / West Warwick 6.80% East Providence 5.60% Cranston 3.52% East / West Greenwich 3.94% Providence / N. Providence 0.54%

17 • Experienced management team • 102 loan originators across 5 states (MA/NH/ME/RI/NJ) that also support limited business in FL, NY, CT, VT • Exceeded $1.3B in originations in 2019. Given current market expectations on interest rates and housing, we are forecasting originations to be flat year over year. • Market share for purchases are 4th in NH, 13th in RI, 18th in ME, 25th in MA* • 60%/40% purchase to refi split in 2019. Q4 2019 was 50%/50% split. • Disciplined and flexible sales structure to match market expansion and contraction • Rolling out new Bank product cross-sell programs in ‘20 • Reliable feeder for Bank balance sheet growth based on ALCO needs * Data source: The Warren Group

18 • One of the country’s first centers devoted to financial education, life and career management services and small business assistance • Key component of our CRA and community relations strategy • Award winning programming and leadership • Served 15,000 customers driving $150MM in deposits & loans over the last 12 years. • Three campuses in MA & RI (at branch locations with training facilities) • Pursuing digital expansion strategy in ’20 • Key component of our Outstanding CRA rating Enriching Lives Through Education

19 Recent Recognition 19 Jim Blake, CEO Maureen Wilkinson, VP HarborOne U

20 Why HarborOne? Value • $4B commercial bank in attractive New England market • Recognize value in dividend and stock buy-back subject to Board approval and regulatory requirements •“HONE – BUY” Janney 10/18/19 •“Valuation is compelling. At the current price, HONE shares are trading right at TBV…peers are trading at about 1.3x TBV…” Sandler O’Neil 9/9/19 •“At current levels this is a must-own stock: a clean, $4B-asset bank serving the Boston MSA, trading at 100% of tangible book, trading at IPO price, and trading substantially discounted on a P/TB basis relative to peers...” Compass Point 10/18/19 Leadership • Proven ability to successfully deploy capital • Six year track record of strategic growth since charter change to a bank…we know how to do it, why to do it, when to do it, and we do what we say we’ll do Well Capitalized • Successful second step capital raise enables disciplined growth and insulation from economic downturn Respected & Trusted • Strong community ties and unparalled community programs, e.g., HarborOne U and OneCommunity Scholarship

21 A Company Built On Service. Community. Integrity. “Our vision for the future is disciplined growth. Our commitment to our customers, colleagues, the communities that we serve, and our shareholders is to be the very best that we can be, everyday. We embrace the challenges and opportunities that lie ahead, and we are steadfast in our focus to build an exceptional company.” -James W. Blake